Exhibit 99.1

Home My Network Jobs Messaging 16 Notifications Me For Business Electra News 3,685 subscribers Subscribed Top News from ELECTRA AI August 2026 ELECTRA AI 11,201 followers August 31, 2026 🔮 From Reacting to Failure to Predicting It for Stationary Storage Applications MinTech, Korea's KOSDAQ-listed battery diagnostics and testing technology specialist, has entered a technical collaboration with ELECTRA AI on AI-powered risk prediction for BESS. MinTech's data flows into the ELECTRA AI Brain for Batteries™ platform, where it becomes real-time state diagnosis, deep analytics, and risk prediction — turning operational data into predictive insight. Together, earlier and clearer visibility into battery health. Battery Intelligence the Whole Chain Can See Omega Seiki Mobility, one of India's leading makers of electric three- wheelers and commercial EVs, is now working with ELECTRA AI. Edit article View stats View post ELECTRA AI x Mintech: AI-Powered BESS Risk Prediction ELECTRA AI and Mintech launch a technical collaboration pairing battery diagnostics with the AI Brain for Batteries™ — moving BESS operators... Electra

The AI Brain for Batteries™ platform is designed to deliver real-time State of Health intelligence into OSM's dashboard — and to the financiers, retailers, and fleet operators they serve: better warranty confidence, smarter future vehicles, and earlier fault detection. Turning data into trust across the whole ecosystem! 🎤 The Category the Market Is Watching At the Battery Forum promoted by the Volta Foundation, Giovanni Rossi, Head of Marketing & Communications, supported by Pietro Mosca, Director of Advanced Engineering, presented "The AI Battery Intelligence Layer the Market Is Watching" — to 90+ senior professionals, one of the largest audiences the Forum has hosted. Batteries are becoming software-defined assets, and the intelligence running on top of them is where the next decade of value will be created. That's the AI Brain for Batteries™ platform. The category is no longer emerging. It's arriving. The Era of Dumb Batteries Is Over! Your BESS Has a Brain. But Can It Feel? Peter Kei, PhD, Battery Modeling Developer, on why integration — not intelligence alone — is the missing link between AI models and real-world impact in storage. From predictive maintenance to uptime and ROI. 📣 Batteries Don't Just Need to Be Bigger. They Need to Be Smarter. Omega Seiki Mobility x ELECTRA AI: Smarter EV Batteries Omega Seiki Mobility partners with ELECTRA AI to bring real-time battery intelligence to its EV ecosystem — improving performance, financing... Electra #electraai #irho #batteryintelligence #datacenter |... Two months ago at the Battery Forum, our Head of Marketing & Communications, Giovanni Rossi, supported by Pietro Mosca, director of Advanced... LinkedIn Your BESS Has a Brain, But Can It Feel? Discover how Electra's AI-Brain for Batteries integrates intelligence into BESS, boosting uptime, safety, and ROI with system-wide optimization. Electra

Giovanni Rossi featured in The Energy Pioneer #ClimateTech series by Otto Gunderson, on how software is reshaping energy use — alongside Wärtsilä Energy, Parameter, GridRails AI, and Leap. 🎬 Two More Clips from our Investor Presentation (4 and 5) 4) The problem and the solution — 30% cost increase from unplanned failures. 3–5 years of lost asset life. 15% of ROI eroded by static management. These compound across energy, data centers, mobility, and mission-critical systems. 5) ELECTRA AI in action — advanced modeling and predictive degradation, performance benchmarking, revenue maximization, proactive safety, data-driven planning. Five outcomes, one intelligence layer. Stay tuned for more updates and insights in our upcoming editions! Wherever there is a battery, there is the ELECTRA AI BRAIN. #BatteryIntelligence #AIBrainForBatteries Certain statements in this newsletter may be considered "forward- looking statements" within the meaning of the "safe harbor" provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward- looking statements generally relate to future events or Iron Horse's or Electra's future financial or operating performance. For example, ClimateTech Series: Software Advancements and Energy Use The ability of software to analyze data and make real-time decisions has reshaped electricity use across applications ranging from electric vehicles... The Energy Pioneer The problem & the solution | ELECTRA AI 🎥 A glimpse into ELECTRA AI from our recent investor presentation. Clip 4 → 🚀 Battery industry Problems and Solution: ELECTRA AI Brain. We're... LinkedIn ELECTRA AI in Action & the Value It Delivers | ELECTRA AI 🎥 A glimpse into ELECTRA AI from our recent investor presentation. Clip 5 → 🚀 ELECTRA AI in Action & the Value It Delivers We're building the ... LinkedIn statements regarding the anticipated timing of closing, expectations regarding the combined company's business, and potential benefits of the transaction are forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as "may," "should," "expect," "intend," "will," "estimate," "anticipate," "believe," "predict," "potential," or "continue," or the negatives of these terms or variations of them or similar terminology. Examples of forward -looking statements included within this newsletter include (a) statements regarding the expected capabilities and outcomes of the MinTech and OSM collaborations, (b) statements regarding market adoption and investor interest in the battery intelligence category, and (c) quantified performance claims derived from internal models or projections. Such forward-looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward-looking statements. These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by Iron Horse and Electra and their respective management teams, are inherently uncertain. Nothing in this newsletter should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. Neither Iron Horse nor Electra undertakes any duty to update these forward-looking statements, except as required by law. No Offer or Solicitation This newsletter does not constitute a solicitation of a proxy, consent, or authorization with respect to any securities or in respect of the proposed transaction, and shall not constitute an offer to sell or a solicitation of an offer to buy any securities, nor shall there be any sale of securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. No offering of securities will be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption therefrom. Additional Information about the Business Combination and Where to Find It In connection with the proposed business combination, Iron Horse and Electra have filed a registration statement on Form S-4 (the "Registration Statement") with the SEC, which includes a proxy statement/prospectus, and certain other related documents, to be used at the meeting of stockholders to approve the proposed business combination. INVESTORS AND SECURITY HOLDERS OF IRON HORSE ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS, ANY AMENDMENTS THERETO, AND OTHER RELEVANT DOCUMENTS THAT WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT ELECTRA, IRON HORSE, AND THE BUSINESS COMBINATION. The definitive proxy statement will be mailed to shareholders of Iron Horse as of a record date to be established for voting on the proposed business combination and other proposals. Investors and security holders will also be able to obtain copies of the Registration Statement and other documents containing important information about each of the companies once such documents are filed with the SEC, without charge, at the SEC's website at www.sec.gov, or by directing a request to: Loeb & Loeb LLP. Participants in the Solicitation

Iron Horse, Electra, and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from Iron Horse's stockholders in connection with the proposed business combination. A list of the names of such directors and executive officers and information regarding their interests in the proposed business combination are contained in the Registration Statement. Electra News The latest innovations and developments from the leaders in applied Ai for battery packs Paolo, Revathi and 203 connections are subscribed 3,685 subscribers Comments 8 · 2 comments · 3 reposts Like Comment Share Add a comment... Most recent Tarun Khetarpal • 1st 25m Automotive Industry Business Leader | Engineering Services, Technol... A brilliant August indeed! And many more to come! So proud of being part of the growing trajectory we are on. Rocketship!! Like Reply Giovanni Rossi • You 11m CMO | Brand, Growth, Product & Capital | Scaling AI, Tech & Energy C... Great momentum across partnerships, BESS, AI and battery intelligence. Excited to see ELECTRA AI continuing to expand both its technology and market impact! Like Reply 1 impression Subscribed